SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2003

LIBERTY NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-24113	58-2292563
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer

P.O. Box 82030, Conyers, Georgia 30013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 785-7880

(Former name or address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed with this report:

        Exhibit No.                 Description

99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended March 31, 2003 (April 14, 2003).

Item 9.    Results of Operations and Financial Condition

On April 14, 2003, Liberty National Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2003	LIBERTY NATIONAL BANCSHARES, INC. /S/ WILLIAM L. DANIEL William L. Daniel President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended March 31, 2003 (April 14, 2003).